Finance income	12 Months Ended
Dec. 31, 2022
Finance income.
Finance income

10.Finance income

	2022	2021	2020
	$’000	$'000	$'000

Interest income - bank deposits	15,170	7,798	5,101
Net foreign exchange gain arising from derivative instruments - unrealized	—	—	29,151
Net foreign exchange gain arising from derivative instruments - realized	655	9,889	4,061
Fair value gain on embedded options	—	604	110,655
Fair value gain on embedded derivative within revenue contract	—	7,231	—
	15,825	25,522	148,968